Exhibit 99.1

STOCK PURCHASE AGREEMENT
THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of March 8, 2016 by and among Almost Never Films Inc. (f/k/a Smack Sportswear), a Nevada corporation (the “Company”) and Frank Gillen (“Purchaser”).
WHEREAS, the Company previously issued and delivered to Purchaser a certain promissory note dated February 1, 2014 in the original principal amount of $83,600, as amended by that certain addendum dated on or about February 12, 2104, increasing the original principal amount to $93,600 (as amended, the “Gillen Note”);
WHEREAS, the Company previously issued and delivered to Bill Kotlar (“Kotlar”) a certain promissory note dated February 1, 2014 in the original principal amount of up to $150,000 (the “Kotlar Note”, and together with the Gillen Note, the “Notes”);
WHEREAS, prior to the date hereof, Kotlar assigned and transferred the Kotlar Note to Purchaser;
WHEREAS, the Company desires to sell, and Purchaser desires to purchase, shares of common stock, US$0.001 par value per share, of the Company (the “Common Stock”), in exchange for the cancellation of and discharge of the Notes, on the terms and conditions set forth in this Agreement.
NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and Purchaser, intending to be legally bound, hereby agree as follows:
1.            Purchase and Sale of Common Stock.
1.1.            Sale and Issuance of Common Stock. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), Purchaser agrees to purchase from the Company, and the Company agrees to sell and issue to Purchaser, 49,720,000 shares of Common Stock, at a purchase price of US$0.005 per share. The shares of Common Stock issued to Purchaser pursuant to this Agreement shall be referred to in this Agreement as the “Shares.”
1.2.            Closing; Delivery. The purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures, at such time and place as the Company and Purchaser mutually agree upon, orally or in writing (which time and place are designated as the “Closing”). At the Closing, the Company shall cancel the Notes and fully discharge the Company’s obligation to pay principal and interest thereunder by issuing the Shares to Purchaser.
1.3.            Defined Terms. In addition to the terms defined above, the following terms used in this Agreement shall be construed to have the meanings set forth or referenced below.
“Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person.

“Board” means the Company’s Board of Directors.
“Material Adverse Effect” means a material adverse effect on the business, financial condition, property or results of operations of the Company, together with all of its subsidiaries.
“Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
2.            Representations and Warranties of the Company. The Company hereby represents and warrants to Purchaser as of the Closing that the following representations are true and complete as of the date of the Closing, except as otherwise indicated.
2.1.            Organization, Good Standing, Corporate Power and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a Material Adverse Effect.
2.2.            Capitalization. The authorized capital of the Company consists, immediately prior to March 8, 2016, of 200,000,000 shares of Common Stock, 27,621,237 shares of which are issued and outstanding immediately prior to March 8, 2016, and 5,000,000 shares of preferred stock, $0.001 par value per share, 1,000,000 shares of which are issued and outstanding immediately prior to March 8, 2016. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. There are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, to purchase or acquire from the Company any shares of Common Stock.
2.3.            Authorization. The corporate action required to be taken by the Board and the Company’s stockholders in order to authorize the Company to enter into this Agreements and to issue the Shares at the Closing has been taken or will be taken prior to the Closing. All action on the part of the officers of the Company necessary for the execution and delivery of this Agreement, the performance of all obligations of the Company under this Agreement to be performed as of the Closing, and the issuance and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with its respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.4.            Valid Issuance of Shares. The Shares, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by Purchaser. Assuming the accuracy of the representations of Purchaser in Section 3 of this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.
2.5.            Governmental Consents and Filings. Assuming the accuracy of the representations made by Purchaser in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.
2.6.            Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, or charge pending or to the Company’s knowledge, currently threatened in writing (i) against the Company or any officer or director of the Company arising out of their employment or board relationship with the Company or (ii) to the Company’s knowledge, that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor, to the Company’s knowledge, any of its officers or directors is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers or directors, such as would affect the Company).
3.            Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to the Company as of the Closing that the following representations are true and complete as of the date of the Closing, except as otherwise indicated.
3.1.            Authorization. Purchaser has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by Purchaser, will constitute valid and legally binding obligations of Purchaser, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, and as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.2.            Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s execution of this Agreement, Purchaser hereby confirms, that the Shares to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Shares. Purchaser has not been formed for the specific purpose of acquiring the Shares.
3.3.            Disclosure. Purchaser (i) is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks involved in purchasing the Shares and to make an informed decision relating thereto, (ii) has the ability to bear the economic risk of Purchaser’s prospective investment in the Shares, (iii) has been furnished with, and has carefully reviewed, all materials that it considers relevant to an investment in the Shares and (iv) has had a full opportunity to ask questions of and receive answers from the Company or any Persons acting on behalf of the Company concerning the terms and conditions of an investment in the Shares.
3.4.            Restricted Securities. Purchaser understands that the Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and on requirements relating to the Company which are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.
3.5.            No Public Market. Purchaser understands that no public market now exists for the Shares, and that the Company has made no assurances that a public market will ever exist for the Shares.
3.6.            Legends. Purchaser understands that the Shares and any securities issued in respect of or in exchange for the Shares, may bear one or all of the following legends:
(a)            “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

(b)            Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares represented by the certificate so legended.
3.7.            Investor Status. Purchaser hereby represents that it meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act, and as set forth on the Investor Certification attached hereto as Annex A.
3.8.            No General Solicitation. Purchaser (i) was not identified or contacted through any marketing, and (ii) did not contact the Company as a result of any general solicitation.
3.9.            Reliance. Purchaser is not relying upon, and has not relied upon, any statement, representation or warranty made by any Person, except for the statements, representations and warranties contained in this Agreement.
3.10.            Consent to Termination of Notes. Purchaser hereby agrees that the entire amount owed to Purchaser under the Notes is being tendered to the Company in exchange for the Shares, and effective upon the Company’s and Purchaser’s execution and delivery of this Agreement, without any further action required by the Company or Purchaser, such Notes and all obligations set forth therein shall be immediately deemed repaid in full and terminated in their entirety, including, but not limited to, any security interest effected therein.
4.            Miscellaneous.
4.1.            Survival. The representations, warranties and covenants of the Company contained in or made pursuant to this Agreement shall survive until the earliest to occur of the two (2) year anniversary of the execution and delivery of this Agreement.
4.2.            Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.
4.3.            Governing Law. This Agreement and any and all matters arising directly or indirectly herefrom shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada applicable to agreements made and to be performed entirely in such state, without giving effect to the conflict or choice of law principles thereof. For all matters arising directly or indirectly from this Agreement, each of the parties hereto hereby (i) irrevocably consents and submits to the sole exclusive jurisdiction of the United States District Court for the Southern District of New York and any state court located in New York County (and of the appropriate appellate courts from any of the foregoing) in connection with any legal action, lawsuit, arbitration, mediation, or other legal or quasi legal proceeding (“Proceeding”) directly or indirectly arising out of or relating to any Agreement Matter; provided, that a party to this Agreement shall be entitled to enforce an order or judgment of any such court in any United States or foreign court having jurisdiction over the other party, (ii) irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such Proceeding in any such court or that any such Proceeding which is brought in any such court has been brought in an inconvenient forum, (iii) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (iv) irrevocably waives, to the fullest extent permitted by law, any right to a trial by jury in connection with a Proceeding, (v) agrees not to commence any Proceeding other than in such courts, and (vi) agrees that service of any summons, complaint, notice or other process relating to such Proceeding may be effected in the manner provided for the giving of notice as set forth in herein.

4.4.            Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
4.5.            Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
4.6.            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the next business day, or (c) one (1) business day after deposit with an internationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address or e-mail address as set forth on the signature page hereto, or to such address or e-mail address as subsequently modified by written notice given in accordance with this Section 4.6.
4.7.            No Finder’s Fees. Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless Purchaser from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
4.8.            Amendments and Waivers. Any term of this Agreement may be amended, terminated or waived only with the written consent of the Company and Purchaser. Any amendment or waiver effected in accordance with this Section 4.8 shall be binding upon the Purchaser and each transferee of the Shares, each future holder of all such securities, and the Company.

4.9.            Severability. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.
4.10.            Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.
4.11.            Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.
COMPANY:
ALMOST NEVER FILMS INC.

By:  /s/ Danny Chan
Name:   Danny Chan
Title:      CEO, CFO and Director
Address:
13636 Ventura Blvd. #475
 Sherman Oaks, California 91423

PURCHASER:
FRANK GILLEN
/s/ Frank Gillen
(Signature)

Address:
______________________________
______________________________
______________________________
[Signature Page to Stock Purchase Agreement]

Subscription Procedures
1.	Complete and sign the signature page of the Agreement.
2.	Initial the Investor Certification attached as Annex A.
3.	E-mail all forms and then send all signed original documents to:
c/o Almost Never Films Inc.
13636 Ventura Blvd. #475
Sherman Oaks, CA 91423
Attention: Danny Chan
E-mail: dc@almostneverfilms.com

Annex A

INVESTOR CERTIFICATION
Initial _______	I have a net worth of at least $1 million either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse. (For purposes of calculating your net worth under this paragraph, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.)
Initial _______	I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.